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                                                                   Exhibit 10.8


TALX CORPORATION
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FY05 INCENTIVE BONUS PLAN AGREEMENT
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EFFECTIVE 04/01/04 -- 03/31/05


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      Position:                                                         Annual Base Salary as of 04/01/04:
     Hire Date:                                                FY05 Incentive Bonus Plan Eligibility Date:
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      BONUS TYPE                     RATE                               CRITERIA                                 BONUS PAID
      ----------                     ----                               --------                                 ----------
SALES BONUS FOR [  ] (1)             $[ ]           (See Sales Plan)                                          Bonus will be paid at
                                      per                                                                     the normal payroll
                                    quarter                                                                   following the
                                      per                                                                     successful completion
                                   territory                                                                  of quarterly and
                                                                                                              year-end financial
                                     $[ ]                                                                     audit.
                                semi-annually
                                      per
                                   territory

GROSS PROFIT MARGIN (1)(2)           $[ ]      Bonus paid if [  ] FY05 gross margin increase attained:        Bonus will be paid at
                                   ($[ ] per   Q1 gross profit margin from [  ]% to [  ]% (+[  ]%)            the normal payroll
                                   quarter)    Q2 gross profit margin from [  ]% to [  ]% (+[  ]%)            following the
                                               Q3 gross profit margin from [  ]% to [  ]% (+[  ]%)            successful completion
                                               Q4 gross profit margin from [  ]% to [  ]% (+[  ]%)            of quarterly and
                                                                                                              year-end financial
                                   $[ ] (3)    Annual gross profit margin from [  ]% to [  ]% (+[  ]%)        audit.

REVENUE BONUS  (1)                 $[ ] ($[ ]  Bonus paid if [  ] FY05 revenue increase goals attained:       Bonus paid at the
                                      per      Q1 increase of $[  ]; from $[  ] to $[  ]                      normal payroll
                                   quarter)    Q2 increase of $[  ]; from $[  ] to $[  ]                      following the
                                               Q3 increase from Q2 revenue level to $[  ]                     successful completion
                                               Q4 increase from Q2 revenue level to $[  ]                     of quarterly and
                                               (Q2 revenue level will be determined after completion of       year-end financial
                                               09/30/04 quarterly audit)                                      audit.

                                     $[ ]      Annual [  ] revenue from prior year of $[  ]; to $[  ] for
                                   annually    FY05 ($[  ] increase)

ANNUAL GOAL                          $[ ]      TALX annual EPS goal for the fiscal year 2005 which will be    EPS bonus will be
EARNINGS PER SHARE (EPS) (1)                   determined by the Board of Directors at their May 2004         paid at the normal
(April `04-- March `05)                        meeting.  The EPS goal includes bonus accrual at 100% of       payroll following the
                                               expected payout but excludes effects of acquisitions, if any.  successful completion of the year-end
                                                                                                              financial audit.
                             ESTIMATED TOTAL BONUS POTENTIAL FOR FY05:  $[  ]

(1) THE GRADUATED SCALE BELOW SHOULD BE USED IN CALCULATING THE PROFIT (FOR Q1 AND Q2), QUARTERLY REVENUE, AND EARNINGS PORTION OF THE BONUS AWARD FOR THE INCENTIVE BONUS PLAN.


  % OF GOAL     PAYOUT    % OF GOAL    PAYOUT    % OF GOAL    PAYOUT    % OF GOAL    PAYOUT    % OF GOAL    PAYOUT
  ---------     ------    ---------    ------    ---------    ------    ---------    ------    ---------    ------
    125%         150%       116%        132%       106%        112%        97%        94%         88%        76%
    124%         148%       114%        128%       105%        110%        96%        92%         87%        74%
    123%         146%       113%        126%       104%        108%        95%        90%         86%        72%
    122%         144%       112%        124%       103%        106%        94%        88%         85%        70%
    121%         142%       111%        122%       102%        104%        93%        86%         84%        68%
    120%         140%       110%        120%       101%        102%        92%        84%         83%        66%
    119%         138%       109%        118%       100%        100%        91%        82%         82%        64%
    118%         136%       108%        116%        99%        98%         90%        80%         81%        62%
    117%         134%       107%        114%        98%        96%         89%        78%         80%        60%



2) THE GRADUATED SCALE BELOW SHOULD BE USED IN CALCULATING THE GROSS PROFIT PAYOUT OF THE BONUS AWARD FOR THE INCENTIVE PLAN (FOR Q4).


   GROSS                   GROSS                   GROSS                    GROSS                   GROSS
   PROFIT                  PROFIT                  PROFIT                   PROFIT                  PROFIT
   MARGIN        PAYOUT    MARGIN        PAYOUT    MARGIN        PAYOUT     MARGIN       PAYOUT     MARGIN       PAYOUT
   ------        ------    ------        ------    ------        ------     ------       ------     ------       ------
    [ ]%          150%      [ ]%          132%      [ ]%          112%       [ ]%          94%       [ ]%          76%
    [ ]%          148%      [ ]%          128%      [ ]%          110%       [ ]%          92%       [ ]%          74%
    [ ]%          146%      [ ]%          126%      [ ]%          108%       [ ]%          90%       [ ]%          72%
    [ ]%          144%      [ ]%          124%      [ ]%          106%       [ ]%          88%       [ ]%          70%
    [ ]%          142%      [ ]%          122%      [ ]%          104%       [ ]%          86%       [ ]%          68%
    [ ]%          140%      [ ]%          120%      [ ]%          102%       [ ]%          84%       [ ]%          66%
    [ ]%          138%      [ ]%          118%      [ ]%          100%       [ ]%          82%       [ ]%          64%
    [ ]%          136%      [ ]%          116%      [ ]%           98%       [ ]%          80%       [ ]%          62%
    [ ]%          134%      [ ]%          114%      [ ]%           96%       [ ]%          78%       [ ]%          60%

3) THE GRADUATED SCALE BELOW SHOULD BE USED IN CALCULATING THE ANNUAL GROSS PROFIT PAYOUT OF THE BONUS AWARD FOR THE INCENTIVE PLAN.


   GROSS                   GROSS                   GROSS                    GROSS                   GROSS
   PROFIT                  PROFIT                  PROFIT                   PROFIT                  PROFIT
   MARGIN        PAYOUT    MARGIN        PAYOUT    MARGIN        PAYOUT     MARGIN       PAYOUT     MARGIN       PAYOUT
   ------        ------    ------        ------    ------        ------     ------       ------     ------       ------
    [ ]%          150%      [ ]%          132%      [ ]%          112%       [ ]%          94%       [ ]%          76%
    [ ]%          148%      [ ]%          128%      [ ]%          110%       [ ]%          92%       [ ]%          74%
    [ ]%          146%      [ ]%          126%      [ ]%          108%       [ ]%          90%       [ ]%          72%
    [ ]%          144%      [ ]%          124%      [ ]%          106%       [ ]%          88%       [ ]%          70%
    [ ]%          142%      [ ]%          122%      [ ]%          104%       [ ]%          86%       [ ]%          68%
    [ ]%          140%      [ ]%          120%      [ ]%          102%       [ ]%          84%       [ ]%          66%
    [ ]%          138%      [ ]%          118%      [ ]%          100%       [ ]%          82%       [ ]%          64%
    [ ]%          136%      [ ]%          116%      [ ]%           98%       [ ]%          80%       [ ]%          62%
    [ ]%          134%      [ ]%          114%      [ ]%           96%       [ ]%          78%       [ ]%          60%


FY05 INCENTIVE BONUS PLAN AWARD PAYMENT TIMING, CALCULATION AND ELIGIBILITY WILL BE IN ACCORDANCE WITH TALX'S FY05 INCENTIVE BONUS PLAN POLICY. THIS DOCUMENT HAS BEEN PRODUCED BY TALX FOR THE GUIDANCE OF YOUR INCENTIVE BONUS PLAN. THIS DOCUMENT CONTAINS A GENERAL SUMMARY OF THE COMPONENTS OF THE FY05 INCENTIVE PLAN AND DOES NOT CONTAIN ALL FORMAL PROVISIONS. THE FY05 INCENTIVE BONUS PLAN POLICY AND NOT THIS DOCUMENT WILL CONTROL THE ACTUAL INCENTIVE PLAN. THIS DOCUMENT DOES NOT CONSTITUTE AN EXPRESSED OR IMPLIED CONTRACT OF EMPLOYMENT.


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            SIGNATURE INDICATES THAT YOU HAVE RECEIVED AND REVIEWED YOUR FY05 INCENTIVE BONUS PLAN PROVIDED BY TALX.
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
       -------------------------------------       -------------------------------------        -----------------------------------
                                       [   ]                                    Director                            Human Resources
       -------------------------------------       -------------------------------------        -----------------------------------
                                        Date                                        Date                                       Date